EXIT and DISPOSAL ACTIVITIES	12 Months Ended
Dec. 31, 2013
EXIT and DISPOSAL ACTIVITIES [Abstract]
EXIT and DISPOSAL ACTIVITIES

3. EXIT and DISPOSAL ACTIVITIES

(a) Disposal of Nanjing Daqo

On September 28, 2012, in order to focus on the Company's core competency and enhance operating efficiency, the Company sold 100% equity interests on Nanjing Daqo to our related party, Daqo Group, after the Group failed to identify a third party investor from its public bidding procedure undertaken through the Nanjing Property Right Trading Center for a total consideration of RMB62 million (US$9.9 million). The sales price was determined with reference to the valuation result as of March 31, 2012 performed by an independent third party valuer which determined the fair value to approximate the net asset value of approximately $12.0 million, less the operating loss of Nanjing Daqo incurred during the period from April 1, 2012 to September 28, 2012 of approximately $2.1 million. The loss from discontinued operation of $2,392,228 represents the aggregation of the loss incurred by Nanjing Daqo during the period from January 1, 2012 to September 28, 2012 of $3,491,527 and the gain on disposition of $1,099,299, which was the reclassification of foreign currency translation gain from other comprehensive income of $1,099,299. There were no remaining assets or liabilities associated with discontinued operations in the consolidated balance sheet as of December 31, 2012. As of December 31, 2013, $4.8 million of the consideration had been received.

The discontinued operations were retrospectively reflected for all the prior years presented in the consolidated statements of operations. The operating results reported as discontinued operations for the years ended December 31, 2011, 2012 and 2013, are summarized as follows:

	Year ended December 31,
	2011	2012	2013
Revenues	$29,082,384	$6,454,830	$-
Operating costs and expenses	(36,943,483)	(9,946,357)	-
Loss from discontinued operations before income taxes	(7,861,099)	(3,491,527)	-
Income tax benefit	2,003,289	-	-
Loss from discontinued operations	$(5,857,810)	$(3,491,527)	$-

(b) Relocation of Polysilicon Operations to Xinjiang

As of December 31, 2013, the Company has a plan to expand the capacity at the Xinjiang plant and is in the process of relocating significant production assets, with a carrying value of $ 144.7 million, from Chongqing Daqo to its Xinjiang plant. In connection with this relocation plan, the Company determined i) to cease a retooling project at its polysilicon production line located at Chongqing Daqo in the second quarter of 2013, and ii) it was more practical to relocate its machinery and equipment located at Chongqing Daqo, to Xinjiang as part of the expansion plan. Therefore, the Company recorded an impairment charge in connection with this decision of $158.4 million in the second quarter of 2013 and subsequently terminated its lease arrangement with Daqo New Material on December 30, 2013. The Company expects to complete the relocation by the end of 2014. The Company has incurred approximately $0.8 million in employee termination costs associated with the closure of the polysilicon operations at Chongqing Daqo and $0.5 million in connection with relocation costs to date, all of which were recorded in selling, general and administrative expenses, which were recorded in selling, general and administrative expenses. No other material costs, including contract termination costs, have been incurred and no material liabilities as of December 31, 2013 are recorded in connection with this relocation plan, which the Company expects to complete by the end of 2014. The Company expects to incur capital expenditure for the project of around $100 million, which includes approximately $7.1 million of expected relocation costs.